Inventories	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
Inventories
Note 4 - Inventories

	December 31,
	2019	2018
	U.S. Dollars (in thousands)
Components	13,822	13,062
Work in process	6,019	7,654
Finished products *	6,753	11,449

	26,594	32,165

*          includes systems at customer locations not yet sold, as of December 31, 2019 and 2018, in the amount of $3,498 and $7,546 respectively.

Inventories are presented in:

	December 31,
	2019	2018
	U.S. Dollars (in thousands)
Current assets	23,803	30,109
Long-term assets (A)	2,791	2,056

	26,594	32,165

(A)          Long-term Inventory:

At December 31, 2019, $2,791 of the Company's inventory is classified in long-term assets based on Management’s estimate based on the recent level of sales (at December 31, 2018- $2,056). These amounts are comprised of spare parts. The Company’s policy is to keep components to provide support and service to systems sold by it to its customers over the past years (usually the support is over a period of seven to ten years) until the Company announces it will not continue to support certain systems. Therefore, this inventory is usually consumed over longer periods than inventory classified as current, and as such the respective amount that is not expected to be consumed in the next year is classified as non-current. Management believes that this inventory will be utilized according to its forecasted sales and that no loss will be incurred.

(B)          Inventory provision

In 2019, based on Management's estimates regarding future sales, a provision of $158 was made against damaged, obsolete, excess and slow-moving inventory (in 2018 - $143).

The provisions were recorded in the costs of products sold line item in the consolidated statement of operations. The provisions result in a new cost basis that is not subsequently marked up based on changes in underlying facts and circumstances.